UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 21, 2006

SOUTHERN MISSOURI BANCORP, INC. (Exact name of Registrant as specified in its Charter)
Missouri (State or other jurisdiction of incorporation)	000-23406 (Commission File No.)	43-1665523 (IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri (Address of principal executive offices)		63901 (Zip Code)

Registrant's telephone number, including area code:	(573) 778-1800

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

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ITEM 8.01	Other Events

Southern Missouri Bancorp, Inc. ("Southern Missouri") issued a press release on March 21, 2006, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing the intention of the Southern Missouri Bancorp, Inc. Employee Stock Ownership Plan ("the ESOP") to purchase, through open market or privately-negotiated transactions, up to $180,000 market value of Southern Missouri's common stock. ESOP trustees were given discretion to determine the number and pricing of the shares to be purchased, as well as the timing of any such purchases.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99 - Press Release, issued March 21, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: March 22, 2006	By:	/s/ Greg A. Steffens Greg A. Steffens President

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